                                   AGREEMENT



                        UNION PACIFIC RAILROAD COMPANY

                                      AND

                                 TIETEK, INC.







Confidential treatment has been requested for portions of this exhibit. The copy filed here omits the information subject to the confidentiality request. Omissions are designated as XXXXX. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                   AGREEMENT

          This Agreement (the "Agreement") is made by and between TIETEK, INC. ("TieTek") and UNION PACIFIC RAILROAD COMPANY ("UP" or "Railroad"). TieTek and UP are collectively referred to as "Parties" and sometimes individually referred to as a "Party".

          WHEREAS, UP desires to purchase from TieTek, and TieTek desires to sell to UP, certain composite cross ties ("Cross Ties") manufactured by TieTek at its facility at 14315 West Hardy Road, Houston, TX (the "Facility").

          NOW, THEREFORE, the Parties herein agree to the following terms and conditions:

1.  CROSS TIES.

    Each Cross Tie will be a 7"x9"x9' product manufactured according to the specifications and minimum technical data set forth in Schedule A, attached hereto and by this reference made a part hereof, as modified from time to time by written mutual agreement of the Parties (the "Specifications").

2.  QUALITY.

    The following actions will be taken in an effort to improve, during the term of this Agreement, the quality of Cross Ties sold to UP by TieTek hereunder:

    (1) TieTek will provide to UP a quality assurance process, including written confirmation that Specifications have been met for each Cross Tie sold to UP;

    (2) The Facility will be accessible to UP quality control personnel upon reasonable request during normal business hours and will inform UP of a need for inspection once agreed upon number of ties have been manufactured; and

    (3) TieTek will seek ISO 9000 Quality Certification for the Facility and manufacturing process, working with UP's Engineering and Supply Departments during the term of this Agreement.

3.  TERM.

    Except as otherwise provided herein, the initial term of this Agreement shall be from March 1, 2000 through February 28, 2002 (the "Initial Term"); provided, however, that UP shall have the option to extend this Agreement for a period of two (2) years beyond the Initial Term (the "Extension"), subject only to the Parties' agreement upon the purchase price per Cross Tie and the Cross Tie production schedule during the Extension; and, provided, further, that either Party may terminate this Agreement at any time during the Initial Term or the Extension upon the giving of one (1) year's prior written notice of termination to the other Party.

4.  PRICE.

    The purchase price per Cross Tie during the Initial Term shall be as set forth below; provided, however, that in recognition of the special relationship and development history between UP and TieTek, the purchase price per Cross Tie charged UP hereunder shall not exceed the purchase price per Cross Tie charged by TieTek to any other of its customers during the term of this Agreement. Each volume level must be completed before the next volume level pricing is effective.

QUANTITY DURING TERM OF AGREEMENT        PURCHASE PRICE PER CROSS TIE
---------------------------------------------------------------------
XXXXX Ties                                       $XXXXX
---------------------------------------------------------------------
XXXXX Ties                                       $XXXXX
---------------------------------------------------------------------
XXXXX Ties                                       $XXXXX
---------------------------------------------------------------------
XXXXX Ties                                       $XXXXX
---------------------------------------------------------------------
XXXXX Ties                                       $XXXXX
---------------------------------------------------------------------
XXXXX                                            XXXXX
---------------------------------------------------------------------

5.   PRODUCTION SCHEDULE; PERFORMANCE.

                     TIETEK CROSS TIE PRODUCTION SCHEDULE

                   --------------------------------------------
                   YEAR 2000                             UP
                   --------------------------------------------
                   January 2000                         XXXXX
                   --------------------------------------------
                   February 2000                        XXXXX
                   --------------------------------------------
                   March 2000                           XXXXX
                   --------------------------------------------
                   April 2000                           XXXXX
                   --------------------------------------------
                   May 2000                             XXXXX
                   --------------------------------------------
                   June 2000                            XXXXX
                   --------------------------------------------
                   July 2000                            XXXXX
                   --------------------------------------------
                   August                               XXXXX
                   --------------------------------------------
                   September 2000                       XXXXX
                   --------------------------------------------
                   October 2000                         XXXXX
                   --------------------------------------------
                   November 2000                        XXXXX
                   --------------------------------------------
                   December 2000                        XXXXX
                   --------------------------------------------
                   TOTAL:                               XXXXX
                   --------------------------------------------

                   --------------------------------------------
                   YEAR 2001                             UP
                   --------------------------------------------
                   January 2001                         XXXXX
                   --------------------------------------------
                   February 2001                        XXXXX
                   --------------------------------------------
                   March 2001                           XXXXX
                   --------------------------------------------
                   April 2001                           XXXXX
                   --------------------------------------------
                   May 2001                             XXXXX
                   --------------------------------------------
                   June 2001                            XXXXX
                   --------------------------------------------
                   July 2001                            XXXXX
                   --------------------------------------------
                   August 2001                          XXXXX
                   --------------------------------------------
                   September 2001                       XXXXX
                   --------------------------------------------
                   October 2001                         XXXXX
                   --------------------------------------------
                   November 2001                        XXXXX
                   --------------------------------------------
                   December 2001                        XXXXX
                   --------------------------------------------
                   TOTAL:                               XXXXX
                   --------------------------------------------
                   2-YEAR TOTAL:                        XXXXX
                   --------------------------------------------

     TieTek shall meet the following minimum performance requirements; provided, however, that TieTek will not be required to exceed the production schedule set forth above. TieTek shall use all reasonable efforts to exceed such minimum performance requirements if so requested by the UP Representative (as such term is defined below):

     (1) Band XXXXX Cross Ties/Week during 2000: Band XXXXX Cross Ties/Week during 2001.

     (2) Load XXXXX Cross Ties/Week during 2000; Load XXXXX Cross Ties/Week during 2001.

     (3)  XXXXX

     (4)  XXXXX

6.  FORECAST FOR CAPITAL EXPENDITURES.

    TieTek will spend a minimum of $1.5 million at the Facility from November 1999 to February 28, 2002 to provide the Facility with on-going safety, quality and productivity improvements which will ensure that TieTek will meet or exceed the minimum technical data set forth in Schedule A.

7.  UNION PACIFIC REPRESENTATIVE.

    UP, in its sole discretion, shall assign to the Facility, as needed on a full or part time basis, one or more representatives (each, a "UP Representative") to accept or reject Cross Ties in a timely manner and to otherwise act on behalf of UP in all matters pertaining to this Agreement. TieTek shall, without cost to UP, furnish any such UP Representative with suitable office space with telephone and necessary computer equipment (fax, PC, keyboard and printer) at the Facility. TieTek to bill cars using UP Internet billing procedures.

8.  RIGHT TO REJECTION AND INSPECTION.

    UP shall have the right, through the UP Representative(s), to reject, prior to shipment from the Facility, any Cross Ties not meeting the requirements of Schedule A of this Agreement, the right of access to the Facility, the right to inspect and test the Cross Ties at the Facility and the right to inspect the handling of all Cross Ties. The basic records of TieTek, insofar as they relate to this Agreement, shall be open at all reasonable times to inspection by the UP Representative(s) during regular office hours.

9.  FORCE MAJEURE.

    In the event of fire, flood, drought, earthquake, windstorm, accident, explosion, war, civil commotion, act of governmental authority, labor trouble, embargo, transportation failure, reduced supply of materials, breakage of machinery or apparatus, inability to obtain from regular sources of supply any commodity necessary or customarily used in the performance of this Agreement, or any other circumstances beyond the reasonable control of a Party hereto, preventing such affected Party from fulfilling, in whole or in part, its obligations hereunder, such obligations shall be so suspended during the period of such occurrence without liability on the part of the affected Party, but this Agreement shall otherwise remain unaffected,

10.  XXXXX

     XXXXX.

11.  ENVIRONMENTAL AND OTHER CONCERNS.

     Nothing contained herein shall be construed or interpreted as making UP a generator of hazardous substances or wastes or an operator of a treatment, storage or disposal facility pursuant to the provisions of the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA), the Resource Conservation Recovery Act (RCRA), or any state statute governing the generation, treatment, storage and disposal of hazardous substances or wastes.

     TieTek shall assume and be responsible for all compliance with the provisions of RCRA, CERCLA and any state statute governing the generation and handling of hazardous substances or wastes at the Facility,

     If, notwithstanding the provisions of this Section, UP shall be interpreted to be a hazardous substance or waste generator or operator of a treatment, storage or disposal facility under RCRA, CERCLA or any state statute governing the treatment, storage and disposal of hazardous waste, as a result of the activities provided for hereunder which occur at the Facility, TieTek agrees to indemnify, hold harmless and defend UP for any and all costs, damages or expenses of any sort resulting from such an interpretation.

12.  SHIPPING.

     Cross ties will be banded in 15-piece bundles and will be priced FOB the Facility, loaded in gondola cars or equivalent. During the initial period of operation until and if a rail spur and siding is constructed, TieTek will load the Cross Ties in railcars on the UP freight track in Houston, Aldine Team Track third track, not mainline, opposite the Facility. TieTek will execute a UP "Contractor's Release of Liability" form prior to commencing loading of ties at the Aldine Team Track. XXXXX. XXXXX.

     XXXXX.

     TieTek and UP will work cooperatively in good faith to expedite the construction of a rail spur and siding into the Facility. XXXXX. XXXXX. Responsibility for cost of rail, ballast and switch(es) will be negotiated at the time a final decision is made on rail spur and siding.

13.  TERMS OF SALE.

     This Agreement will serve as the basis for purchase orders from UP. TieTek will invoice UP, under such purchase orders, when Cross Ties are shipped to UP from the Facility. TieTek's invoice will reflect Cross Ties shipped FOB the Facility loaded in UP contracted trucks or UP railcars and will be due and payable in thirty (30) days after receipt, in UP's Accounting Department, Omaha, NE, of correct invoice and signed shipping document indicating car numbers or truck numbers. TieTek to be EDI purchase order and invoice ready by March 1, 2000.

14.  TECHNICAL ASSISTANCE.

     TieTek will provide field support for handling and installation of Cross Ties when requested by UP Supply and/or Engineering Departments.

15.  TIETEK CROSS TIE DISPOSAL.

     TieTek will accept Cross Ties discarded or replaced by UP. TieTek will credit UP with a recycling payment of XXXXX Dollars ($XXXXX) per Cross Tie delivered to TieTek's Facility or other mutually agreeable location.

16.  GOVERNING LAW.

     The construction and Interpretation of this Agreement shall be in accordance with the laws of the State of Nebraska and the applicable laws of the United States.

17.  NOTICE.

     Any notice required or permitted hereunder shall be deemed to have been properly given when made in writing and delivered personally to an officer of the party for whom it is intended or upon mailing the notice by registered or certified mail to the following address:

       If to TieTek:   TieTek, Inc.
                       14315 West Hardy Road
                       Houston, Texas 77060
                       ATTN.: Henry W. Sullivan
                       FAX: 281-847-1791

       If to UP:       Union Pacific Railroad Company
                       Supply Department
                       1416 Dodge Street, Room 200
                       Omaha, Nebraska 68179-0200
                       ATTN.: Gary L. Hunter
                       FAX: 402-271-3245

18.  AMENDMENTS.

     This Agreement shall not be modified, amended or otherwise varied by any oral agreement or representation, and all modifications, amendments and variations shall be by an instrument in writing executed by the Parties hereto.

19.  ASSIGNMENT.

     This Agreement may not be assigned, in whole or in part, by either Party without the prior written consent of the other Party, which consent shall not be unreasonably withheld.

20.  NO PARTNERSHIP.

     Nothing in this Agreement shall in any way be construed to make the Parties partners, joint venturers, agents, servants or employees of one another and no such relationship is intended.

21.  CONFIDENTIALITY.

     During the performance of each Party's obligation under this Agreement, each Party may obtain confidential and/or proprietary information from the other Party which is identified in writing as such. Each Party agrees that all such information, whether technical, financial, business or other nature, shall be held in confidence and not used to the detriment of the disclosing Party by the non-disclosing Party. This Section shall not apply to any information which (a) is now or hereafter (by operation of law) becomes information in the public domain, (b) can be shown by a Party to have received on a non-confidential basis from a third Party who did not acquire same, directly or indirectly, from the other party, (c) can be shown by a Party to have been developed without access to any confidential information otherwise covered by this Section, (d) is required to be disclosed as a matter of law, or (e) is required to be disclosed pursuant to written agreement between the Parties.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement this 31 day of January, 2000.

                              TIETEK, INC.



                              By: /s/ Henry W. Sullivan
                                  --------------------------
                              Name:  Henry W. Sullivan
                                     -----------------------
                              Title: President
                                     -----------------------

                              UNION PACIFIC RAILROAD COMPANY


                              By: /s/ Ike Evans
                                  --------------------------
                              Name:  Ike Evans
                                     -----------------------
                              Title: President
                                     -----------------------

                                                                    SCHEDULE A
                                                                   (PAGE 1 OF 3)

                                SPECIFICATIONS

1. Material: Polymer (plastic) component consisting of polyolefins, vulcanized rubber polymeric component, reinforcements, additives, fillers and not toxic preservatives,

2.  Dimensions: 7"x9"x9' Cross Ties will have the following characteristics:

    a.  Width/thickness (-0" +  1/2") of specified size.

    b.  Length: (-1/2" + 2") of specified size.

    c. Flatness in the rail seat area: XXXXX" concave and/or XXXXX" convex maximum.

3. General Quality: Every Cross Tie will be inspected visually and by nondestructive test methods to detect any defects that will affect their strength, utilization or durability as Cross Ties such as: dimensions, surface imperfections and manufacturing defects. XXXXX.

4.  Inspection:

    a. Facility: Cross ties, process and procedures will be open to inspection and review during normal business hours, subject to the terms of confidentiality under Article 21 of this Agreement.

    b. No void greater than 1/2" in diameter and 6" long will be allowed within 1 1/2" of any surface of the Cross Tie.

    c.  XXXXX.

5. Straightness/Twisting Defects: Any Cross Tie which does not meet the following characteristics of good manufacturing will be rejected:

    No Cross Tie will deviate from straightness by more than 1" along its length. Straightness will be measured from any edge of a Cross Tie to a straight line parallel to the edge of the Cross Tie. This will be true for the top to bottom of the Cross Tie, as well as from side to side of the Cross Tie.

6.  Any Cross Tie not meeting the above Specifications will be rejected.

7.  XXXXX.

                                                                    SCHEDULE A
                                                                   (PAGE 2 OF 3)

8.  Shipping:

    a. Trucked Cross Ties - All trucked Cross Ties will have a prenumbered shipping ticket accompanying each truckload. Each load will have adequate dunnage to allow forklift unloading

    b. Rail Cross Ties - All Cross Ties will be loaded securely in gondolas or centerbeam cars, with each car loaded to the maximum practical capacity.

    c. All Cross Ties will be bundled in groups of 15 and banded (2 each) with 1 1/4" .029 high tensile banding.

                                                                    SCHEDULE A
                                                                   (PAGE 3 OF 3)

                            MINIMUM TECHNICAL DATA

               ----------------------------------------------------------------
               APPEARANCE                Gray to matte black
               ----------------------------------------------------------------
               SIZE                      7"x9"x9'(other sizes by special order)
               ----------------------------------------------------------------
               WEIGHT                    235 to 260 lbs. For standard size
               ----------------------------------------------------------------
               SURFACE HARDNESS          XXXXX
               ----------------------------------------------------------------
               DENSITY                   XXXXX
               ----------------------------------------------------------------
               THERMAL EXPANSION         XXXXX
               ----------------------------------------------------------------
               MODULUS OF RUPTURE        XXXXX
               ----------------------------------------------------------------
               MODULUS OF ELASTICITY     XXXXX
               ----------------------------------------------------------------
               COMPRESSION               XXXXX
               ----------------------------------------------------------------
               SPIKE INSERTION           XXXXX
               ----------------------------------------------------------------
               SPIKE LATERAL             XXXXX
               ----------------------------------------------------------------
               SPIKE WITHDRAWAL          XXXXX
               ----------------------------------------------------------------
               RESISTIVITY               XXXXX
               ----------------------------------------------------------------
               SINGLE TIE PUSH           XXXXX
               ----------------------------------------------------------------
               XXXXX                     XXXXX
               ----------------------------------------------------------------

               XXXX

               XXXX

                                       3